UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of Earliest event reported): September 12, 2003

                           Commission File No. 0-5014
                                               ------

                               PACIFIC REALM, INC.
                               ------------------
                 (Name of Small Business Issuer in its charter)

         Delaware                                             95-2554669
         --------                                             ----------
(State or other jurisdiction of                      (IRS Employer
 incorporation or organization)                      Identification Number)

           13428 Maxella Avenue, Suite #322, Marina del Rey, CA 92092
           ----------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

                   Issuer's telephone number: (310) 574-8555
                                              --------------

ITEM 5.  Other Events and Regulation FD Disclosure.

         The Company has approved a one-to-two forward stock split on September 12, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

September 12, 2003                                   PACIFIC REALM, INC.


                                                     /s/ Joseph Gutierrez
                                                     Joseph Gutierrez, CEO